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CUSIP NO.  700505                      13D                   Page 10 of 11 Pages



                                    EXHIBIT B
                                    ---------


                               EVANSVILLE LIMITED
                               ------------------

                           Position
Name                       with Company              Occupation                 Principal Address
----                       ------------              ----------                 -----------------
F.M.C. Limited             Director                  Management                 P.O. Box 438
                                                     Company                    Road Town, Tortola
                                                                                British Virgin Islands


S.C.S. Limited             Director                  Management                 P.O. Box 438
                                                     Company                    Road Town, Tortola
                                                                                British Virgin Islands


Insinger de Beaufort       Director                  Management                 P.O. Box 438
                                                     Company                    Road Town, Tortola
                                                                                British Virgin Islands



                      PHYLLIS GRANT QUASHA REVOCABLE TRUST
                      ------------------------------------

Grosvenor Trust Co.        Director                  Management                 Airlie House
                                                     Company                    33 Church Street
                                                                                Hamilton, Bermuda


Phyllis G. Quasha          Settlor                   Private Investor           Flat 6,
                                                                                31 Pont Street
                                                                                London SW1, England





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